Exhibit 32.B

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended December 31, 2011 as filed with the Securities and Exchange Commission (the “Report”) by Infrax Systems, Inc. (the “Registrant”), I, Paul J. Aiello, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Paul J. Aiello
Paul J. Aiello
Dated: February 21, 2012	Chief Executive Officer